UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2024 (April 17, 2024)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of EQT Corporation (the “Company”) held on April 17, 2024, the Company’s shareholders voted upon the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 1, 2024. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The shareholders elected each of the individuals set forth below to the Board of Directors of the Company (the “Board”) to serve a one-year term expiring at the Company’s 2025 annual meeting of shareholders:

	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Lydia I. Beebe	369,640,550	6,144,799	628,400	28,076,068
Lee M. Canaan	370,567,704	5,215,246	630,799	28,076,068
Janet L. Carrig	371,122,412	4,672,130	619,207	28,076,068
Frank C. Hu	373,550,143	2,215,984	647,622	28,076,068
Dr. Kathryn J. Jackson	370,105,444	5,673,276	635,029	28,076,068
John F. McCartney	372,139,266	3,639,804	634,679	28,076,068
James T. McManus II	372,214,711	3,559,640	639,398	28,076,068
Anita M. Powers	372,668,747	3,111,631	633,371	28,076,068
Daniel J. Rice IV	373,525,872	2,258,868	629,009	28,076,068
Toby Z. Rice	373,550,549	2,222,040	641,160	28,076,068
Hallie A. Vanderhider	370,888,156	4,885,902	639,691	28,076,068

Proposal 2: Approval of a Non-Binding Resolution Regarding the Compensation of the Company’s Named Executive Officers for 2023 (Say-on-Pay)

The shareholders approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2023, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
367,914,241	7,651,605	847,903	28,076,068

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the shareholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
382,337,373	21,702,347	450,097	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 19, 2024	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary